Delaware Retirement Income Fund

          Supplement to Prospectus dated January 31, 2000

The following revises information in the section of the Prospectus entitled "Portfolio managers" under "Who manages the Fund":

Peter C. Andersen has primary responsibility for making day-to-day investment decisions for Delaware Retirement Income Fund regarding its investments in debt securities. In making investment decisions for the Fund, Mr. Andersen regularly consults with Jude T. Driscoll.

Peter C. Andersen, Vice President/Senior Portfolio Manager, earned a master s degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master s degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a bachelor s degree in Mathematics/Physics from Northeastern, where he graduated summa cum laude and ranked first in the Physics department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management Associates and an investment analyst at the venture capital firm MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder. He has been participating in the management of the Fund since September 18, 2000 and assumed primary responsibility for making day-to-day investment decisions for the Fund as described above on September 29, 2000.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.